SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported): April 30, 1997


                              Lehman ABS Corp.,
                 (as depositor under the Pooling and Servicing
              Agreement, dated as of February 28, 1997, providing
                     for the issuance of Lehman ABS Corp.,
                    Champion Home Equity Loan Trust 1997-1,
             Champion Home Equity Loan Asset-Backed Certificates,
                                Series 1997-1).

            (Exact name of registrant as specified in its charter)



              Delaware                33-14293-08            36-4145623
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
of Incorporation)                     File Number)       Identification No.)


200 Vesey St., Three World Financial Center
New York, New York                                        10285
(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code:       (212) 526-7700

Item 5.       Other Events

              On behalf of Champion Home Equity Loan Trust 1997-1,
              Champion Home Equity Loan Asset-Backed Certificates, Series 1997-1, a Trust created pursuant to the Pooling and Servicing Agreement, dated February 28, 1997, by Harris Trust & Savings Bank, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated April 25, 1997.
              The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2029.

              A.     Monthly Report Information:
                     Aggregate distribution information for the current distribution date April 25, 1997.

                     Principal      Interest      Ending Balance

       Cede & Co $995,481.23        $469,277.70   $70,470,983.62


              B. No delinquency in payment under the Insurance and Reimbursement Agreement has occurred.

              C.     Have any deficiencies occurred?   NO.
                             Date:
                             Amount:

              D.     Were any amounts paid or are any amounts payable under
                     the Insurance and Reimbursement Agreement?   NO
                             Amount:

              E.     Are there any developments with respect to the Insurance
                     and Reimbursement Agreement?        NONE.

              F.     Item 1: Legal Proceedings:   NONE

              G.     Item 2: Changes in Securities:      NONE

              H      Item 4: Submission of Matters to a Vote of
                     Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.     Monthly Distribution Report dated April 25, 1997.


Champion Home Equity Loan Trust 1997-1, Champion Home Equity Loan Asset-Backed Certificates, Series 1997-1



                  CERTIFICATE HOLDERS' REPORT



CHAMPION HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
SERIES 1997-1

STATEMENT TO CERTIFICATEHOLDERS PREPARED BY THE MASTER
SERVICER
PURSUANT TO SECTION 5.03 OF THE POOLING AND SERVICING
AGREEMENT (PSA)
DATED AS OF FEBRUARY 28, 1997


                                             Distribution Date:       04/25/97

5.03(a)i  Available Funds for the related Distribution Date       1,274,248.48

          Class A-1 Certificate Rate                                   5.79750%
          Class A-2 Certificate Rate                                   7.41000%
          Class A-3 Certificate Rate                                   7.72000%

5.03(a)ii Previous Class A-1 Principal Balance                   58,000,000.00
          Previous Class A-2 Principal Balance                   30,158,000.00
          Previous Class A-3 Principal Balance                   11,842,000.00

          Previous Pool Principal Balance                        77,627,305.95

5.03(a)iiiAggregate Principal Collections for the Due Period        452,170.27
          Aggregate Interest Collections for the Due Period         542,361.75
          Total Collections Received during the Due Period          994,532.02

5.03(a)iv Number and Principal Balances of Mortgage    NUMBER     PRINCIPAL
          Loans subject to Principal Prepayments      OF LOANS     BALANCE
                                                             4      215,795.38

5.03(a)v  The Amount of all Curtailments that were Received
          during the Due Period                                         833.34

5.03(a)vi Principal Portion of all Monthly Payments Received        235,541.55
          during the Due Period

5.03(a)viiAmount of Interest Received on the Mortgage Loans         542,361.75

5.03(a)viiAmount Required to be Paid by the Seller
          Pursuant to Section 2.02 of the PSA                             0.00
          Pursuant to Section 2.04 of the PSA                             0.00
          Pursuant to Section 2.06 of the PSA                             0.00

5.03(a)ix Amount of Monthly Advances                                170,282.55
          Amount of Compensating Interest                             1,835.60

5.03(a)x  The Certificate Rate on the Class A-1                        5.79750%

5.03(a)xi The Class A-1 Principal Remittance Amount                 759,439.99
          The Class A-2 Principal Remittance Amount                       0.00
          The Class A-3 Principal Remittance Amount                       0.00
          Total Class A Principal Remittance Amount                 759,439.99

          The Class A-1 Interest Remittance Amount                  233,510.42
          The Class A-2 Interest Remittance Amount                  186,225.65
          The Class A-3 Interest Remittance Amount                   76,183.53

5.03(a)xiiOutstanding Class Interest Carryover Shortfall After Distribution
          Class A-1 Interest Carryover Shortfall                          0.00
          Class A-2 Interest Carryover Shortfall                          0.00
          Class A-3 Interest Carryover Shortfall                          0.00

          The Class A-1 Principal Shortfall after Distribution            0.00
          The Class A-2 Principal Shortfall after Distribution            0.00
          The Class A-3 Principal Shortfall after Distribution            0.00

5.03(a)xiiThe Amount of the Insured Payments                              0.00

5.03(a)xivAmount distributed to the Class R Certificateholders            0.00

5.03(a)xv The Class A-1 Principal Balance after Distribution     57,240,560.01
          The Class A-2 Principal Balance after Distribution     30,158,000.00
          The Class A-3 Principal Balance after Distribution     11,842,000.00

          Class A Principal Balance after Distribution           99,240,560.01

5.03(a)xviThe Weighted Average Remaining Term to Maturity                  198
          The Weighted Average Loan Rate                              10.68860%

5.03(a)xviThe Servicing Fee to be Paid to the Servicer
          Paid from Collection Account                               32,313.50
          Pursuant to Section 5.01(a)(6) of the PSA                       0.00

          The Amounts to be Paid to the Certificate Insurer
          Pursuant to Section 5.01(a)(4) of the PSA                       0.00
          Pursuant to Section 5.01(a)(8) of the PSA                       0.00

5.03(a)xviThe Premium Amount to be paid to the Certificate Insurer
          Pursuant to Section 5.01 of the PSA                        17,222.22

5.03(a)xixAmount of all Payments or Reimbursements to the Servicer
          Pursuant to Section 3.03 of the PSA                             0.00

5.03(a)xx The O/C Amount after giving effect to such payment        282,534.44
          The O/C Reduction Amount                                        0.00
          The Excess O/C Amount                                           0.00
          The Specified O/C Amount                                1,500,000.00
          The Excess Spread                                         282,534.44

5.03(a)xxiThe Amount Paid to the Class R Certificateholders
          Pursuant to Section 5.01(a)(9) of the PSA                       0.00

5.03(a)xxiThe Class A-1 Distributable Excess Spread                 282,534.44
          The Class A-2 Distributable Excess Spread                       0.00
          The Class A-3 Distributable Excess Spread                       0.00

5.03(a)xxiNumber of Mortgage Loans at Beginning of Due Period             1323
          Number of Mortgage Loans at End of Due Period                   1319

5.03(a)xxiPool Principal Balance as of the End of Due Period     77,175,135.68

5.03(a)xxvThe Number and Aggregate Principal Balances of Mortgage Loans which are Delinquent

                                                      NUMBER OF      PRINCIPAL
                                                      LOANS            BALANCE

                          30-59 Days                         0            0.00
                          60-89 Days                         0            0.00
                          90 or more                         0            0.00
                          Foreclosure                        0            0.00
                          REO                                0            0.00
                          Bankruptcy                         0            0.00

5.03(a)xxvUnpaid Principal of all loans that became liquidated
          Loans during Due Period                                         0.00

5.03(a)xxvNet Liquidation Proceeds Received during Due Period             0.00

5.03(a)xxvThe Book Value of any REO                                       0.00

5.03(a)xxiMoody's Rating of the Long-Term Unsecured Debt
          of the Seller                                                     NA
          Standard & Poor's Rating of the Long-Term Unsecured
          Debt of the Seller                                                NA

5.03(a)xxxThe Capitalized Interest Requirement                      115,176.53

          Overfunded Interest Amount                                102,260.52

          Amounts on Deposit in the Pre-Funding Account *                 0.00
          (Exclusive of any Reinvestment Earnings)
          *Reflects Subsequent Transfer of 22,347,958.77 on 4/23/97.
Factor Information (Per $1000)

5.03(a)ii The Class A-1 Certificate Beginning Balance Factor    1,000.00000000
          The Class A-2 Certificate Beginning Balance Factor    1,000.00000000
          The Class A-3 Certificate Beginning Balance Factor    1,000.00000000

5.03(a)xi The Class A-1 Certificate Principal Remittance Factor    13.09379293
          The Class A-2 Certificate Principal Remittance Factor     0.00000000
          The Class A-3 Certificate Principal Remittance Factor     0.00000000

          The Class A-1 Certificate Interest Remittance Factor      4.02604172
          The Class A-2 Certificate Interest Remittance Factor      6.17500000
          The Class A-3 Certificate Interest Remittance Factor      6.43333305

5.03(a)xiiClass A-1 Interest Carryover Shortfall Factor             0.00000000
          Class A-2 Interest Carryover Shortfall Factor             0.00000000
          Class A-3 Interest Carryover Shortfall Factor             0.00000000
          The Class A-1 Principal Shortfall Factor                  0.00000000
          The Class A-2 Principal Shortfall Factor                  0.00000000
          The Class A-3 Principal Shortfall Factor                  0.00000000

5.03(a)xv The Class A-1 Certificate Ending Balance Factor         986.90620707
          The Class A-2 Certificate Ending Balance Factor       1,000.00000000
          The Class A-3 Certificate Ending Balance Factor       1,000.00000000

5.03(a)xviThe Servicing Fee Factor
          Paid from Collection Account                              0.32313500
          Pursuant to Section 5.01(a)(6) of the PSA                 0.00000000

          The Certificate Insurer Payment Factor
          Payment Pursuant to Section 5.01(a)(4) of the PSA         0.00000000
          Payment Pursuant to Section 5.01(a)(8) of the PSA         0.00000000

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     LEHMAN ABS CORPORATION




                             By
                             Name:  Bob Foltz
                             Title: Vice President, Harris Trust and Savings
                                    Bank

Dated:        April 30, 1997